Exhibit 10.10 Amendment to Contract between Aramco Services Company and Novint Technologies, Inc.

CONTRACT NO. 6400711368/03

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ORIGINA'

It is hereby agreed that this Amendment to Contract Number 6400711368/00 dated April 10, 2001, as amended, between **ARAMCO SERVICES COMPANY** ("ASC") and **NOVINT TECHNOLOGIES, INC.** ("NOVINT" OR "CONTRACTOR"), shall govern additional services to be performed by NOVINT (hereinafter referred to as "Phase III Services" related to the Multimodal Interaction Techniques for [redacted] Project:

A. JOB SPECIFICATION FOR PHASE III PROJECT:

1. Approximate date Phase III Services will commence: April 1, 2003.

2. Approximate period of Phase III Services: 16 weeks.

3. ASC Representative: Bob Finley, Supervisor, Engineering Services.

5. Description of Phase III Services to be performed:

5.1. Introduction

5.1.1. The main goals of the Phase 3 vnp2 effort are to further refine and extend the voxelNotepad2 software [redacted]

5.2. Key Tasks

5.2.1. [redacted]

[redacted]

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CONTRACT NO. 6400711368/03

[redacted]

5.2.2. [redacted]

5.2.3. [redacted]

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[redacted]

5.2.4. [redacted]

[redacted]

5.2.5. **Miscellaneous Enhancements**

[redacted]

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[redacted]

5.2.6. **Performance Improvements**

[redacted]

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[redacted]

5.3. Deliverables

The deliverables for the Phase 3 effort are:

5.3.1. voxelNotepad2 Prototype program executables.

5.3.2. Documentation including a User Manual and Installation instructions in Microsoft Word format.

5.3.3. Internal use of vnp2 Prototype license for evaluation and demonstration within SAUDI ARAMCO.

5.3.4. Hardware to convert a SAUDI ARAMCO computer system to a Phase 3 Multimodal Workstation. Novint will deliver to ASC (FOB Houston, Texas) hardware to allow an existing SAUDI ARAMCO computer to do the visual, haptic and sound required for the Phase 3 voxelNotepad system. This hardware includes: a) a PHANTOM Desktop model haptic interface device; b) a PCI graphics card capable of operating with the haptic interface device and of supporting frame sequential stereoscopic graphics; c) sound interface hardware compatible with the haptic interface device and capable of supporting real-time MIDI and mp3 sound generation; and d) visual display calibration hardware required in order to calibrate and properly display vnp2 visual information.

Please see Attachment 2 for more details on the PHANTOM Desktop model haptic interface device.

5.3.5. Hardware to upgrade an existing SAUDI ARAMCO Phase 2 Multimodal Workstation to a Phase 3 configuration. SAUDI ARAMCO currently has a computer system outfitted with a PHANTOM Desktop model haptic interface device. This system supports the Phase 2 vnp2 software. Additional hardware is required in order to allow this existing system to fully support Phase 3 voxelNotepad capabilities. Novint will deliver to ASC (Houston, Texas) hardware to upgrade the existing SAUDI ARAMCO computer system to the new configuration. This hardware includes: a) a PCI graphics card capable of operating with the haptic interface device and of supporting frame sequential

stereoscopic graphics; and b) sound interface hardware compatible with the haptic interface device and capable of supporting real-time MIDI and mp3 sound generation.

5.4. Timeline

The Phase 3 effort will be completed during calendar year 2003. An approximate timeline is given below.

In order to facilitate continual improvement and feedback, several "in progress" versions of vnp2 will be delivered to SAUDI ARAMCO. In addition, the hardware required by SAUDI ARAMCO to set up a new Multimodal Workstation and to upgrade an existing Phase 2 Multimodal Workstation to a Phase 3 configuration (see the Deliverables section of this document) will be delivered to ASC (for shipping to SAUDI ARAMCO) early in the effort.

Weeks (After Project Start)

0 Purchase order issued to Novint.

4 Phase 3 Multimodal Workstation hardware (see *Deliverables* 3 & 4) shipped to ASC

6 In-Progress Version 1 software delivered to SAUDI ARAMCO – SAUDI ARAMCO evaluation and sign-off. This version includes (see *Key Tasks*):

[redacted]

12 In-Progress Version 2 software delivered to SAUDI ARAMCO – SAUDI ARAMCO evaluation and sign-off. This version includes (see *Key Tasks*):

[redacted]

16 Final Phase 3 voxelNotepad2 software and documentation delivered to SAUDI ARAMCO -- SAUDI ARAMCO evaluation and signoff.

5.5 Responsibilities

The overall responsibilities for the Phase 3 effort are:

5.5.1. SAUDI ARAMCO will provide a person to act as Novint's technical and administrative contact for the duration of the project

5.5.2. Novint will assign a project leader, for the duration of the project, to coordinate all technical issues with the SAUDI ARAMCO point of contact.

5.5.3. Novint will complete the vnp2 software development at Novint facilities. Novint hardware will be utilized to complete these tasks.

5.6. Completion Criteria

This project will be considered complete when the final version of the vnp2 prototype software has been installed and tested at the SAUDI ARAMCO facility and SAUDI ARAMCO has completed its evaluation. Lack of feedback by SAUDI ARAMCO for 30 days or more after the delivery of any Phase 3 deliverable will be deemed acceptance of that deliverable.

5.7. License Rights

Novint grants to ASC a non-exclusive, perpetual, royalty-free license to use the vnp2 prototype program and any other software developed under this CONTRACT for SAUDI ARAMCO's internal use in Saudi Arabia. Such license rights include the right of ASC or SAUDI ARAMCO to further develop such software for internal use only. The license rights granted hereunder do not include the right to market, sell or distribute the software to third parties. Novint retains sole rights of ownership, development and commercial distribution for the vnp2 prototype source code and its derivative works.

B. <u>Compensation for Phase III Project</u>:

As full and complete compensation fro Novint's satisfactory performance of the services described in this Amendment's Job Specification for Phase III Project, as well as the satisfactory performance of all other obligations of NOVINT under this Contract, ASC shall pay NOVINT as follows:

1. Rates

1.1. See ATTACHMENT I, COMPENSATION DETAILS.

2. Payment Terms

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ASC agrees to the following payment schedule:

2.1.	Amount due upon execution of this Amendment:	$14,710.40
2.2.	Amount due receipt of the Multimodal Workstation hardware:	$14,710.40
2.3.	Amount due upon delivery of In-Progress Version 1 of the software:	$14,710.40
2.4.	Amount due upon delivery of In-Progress Version 2 of the software:	$14,710.40
2.5.	Amount due upon delivery of the Final Version of the vnp2 Phase 2 software and successful evaluation of the completed project:	$14,710.40

C. Warranty

1. The Phase 3 vnp2 system is delivered as is. However, Novint will correct to ASC's or SAUDI ARAMCO's reasonable satisfaction all defects or flaws affecting the Phase III Project, and software's performance or suitability for use.

This amendment shall be retroactive and effective as of April 1, 2003.

Except as modified hereinabove, all other terms and conditions of Contract Number 6400711368/00, as amended, shall remain in full force and effect.

NOVINT TECHNOLOGIES, INC.	ARAMCO SERVICES COMPANY
By:________	By: Abdulaziz Al-Omran
Printed Name:________	Abdulaziz Al-Omran
Title:________	Manager, Technical Services
Date:________	Date: 8/22/03

KAO 8-21-03

CONTRACT NO. 6400711368/03

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ORIGINAL

ATTACHMENT I
COMPENSATION DETAILS

1. [redacted]

		$18,039
40%	$7,216	
10%	$1,804	
30%	$5,412	
20%	$3,608	

2. [redacted]

		$14,969
40%	$5,988	
10%	$1,497	
30%	$4,491	
20%	$2,994	

[redacted]

15%	$2,706
65%	$11,725
20%	$3,608

3. **Miscellaneous Enhancements**

Miscellaneous Enhancements — $3,745

[redacted]

20%	$749
75%	$2,809
5%	$187

4. **Performance Improvements**

Miscellaneous Enhancements — $4,360

[redacted]

20%	$872
75%	$3,270
5%	$218

5. **Multimodal Workstation Hardware**

Multimodal Workstation Hardware — $14,400

* PHANTOM Desktop Haptic Interface Device (1x)
* Haptics compatible graphics system (2x)
* Haptics compatible sound interface (2x)
* Visual calibration system (1x)

TOTAL $73,552

END OF ATTACHMENT I

CONTRACT NO. 6400711368/03

ATTACHMENT II
PHANTOM Desktop

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1. Overview

SensAble's PHANTOM Desktop is designed to have the functionality, ergonomics, aesthetic and price/point necessary to support mainstream applications. With this system designed for office desktops, the Power Amplifier assembly has been eliminated, the computer connection has been simplified and a more aesthetic design has been created. The PHANTOM Desktop connects to the computer via an extended parallel port (EPP), and is powered by a compact, universal (110/230VAC) power supply. An Encoder Stylus, which provides 6 degree of freedom positional sensing, is standard. This PHANTOM supports the range of motion approximate to hand movement pivoting at the user's wrist.

2. Specifications

Nominal position resolution	1100 dpi 0.02 mm
Workspace	6x5x5 in 16x13x13 cm
Backdrive friction	0.23 oz 0.06 N
Maximum exertable force	1.45 lbf 6.4 N
Closed loop stiffness	20 lbs/in 3.5 N/mm
Inertia (apparent mass at tip)	<0.17 lbm <75 g
Footprint	7x6 in 18x16 cm

3. Warranty

Novint extends SensAble's warranty to its customers. SensAble warrants that their products shall be free from manufacturing defects and agrees to provide, free of charge, replacements for any components found to be defective within 1 year of delivery.

END OF ATTACHMENT II